FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


         Date of Report (Date of earliest event reported) June 28, 2000

                               easyQual.com, Inc.
                               ------------------
                  Formerly known as Centennial Banc Share Corp.
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        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                        0-23965                     84-1374481
   --------                        -------                     ----------
(State or other                  (Commission          (IRS Employer File Number)
jurisdiction of                  File No.)
incorporation)



6795 E. Tennessee Ave., 5th Floor                                80224
---------------------------------                                -----
(Address of principal executive offices)                       (zip code)



                                 (303) 322-6999
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              (Registrant's telephone number, including area code)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


Item 1. Changes in Control of Registrant.
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Not Applicable

Item 2. Acquisition or Disposition of Assets.
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Not Applicable

Item 3. Bankruptcy or Receivership.
-----------------------------------
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
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Not Applicable

Item 5. Other Events
--------------------
On June 20, 2000, our shareholders approved a change of our name to easyQual.com, Inc. Our name was changed with the Colorado Secretary of State on the same day. The OTC Bulletin Board has assigned a new trading symbol to us:
EQLS.. This trading symbol is currently effective.

Item 6. Resignation of Registrant's Directors.
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Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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Not Applicable

Item 8. Change in Fiscal Year.
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Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.
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Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  easyQual.com, Inc.



Dated: June 28, 2000                              By: /s/ Scott Sax
                                                  -----------------
                                                  President